Exhibit 1.2

PRICING AGREEMENT

August 4, 2017

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Ladies and Gentlemen:

Corning Incorporated, a New York corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 4, 2017 (the “Underwriting Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II-A, Schedule II-B and Schedule II-C hereto (the “Designated Securities” ). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Pricing Disclosure Package or the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Disclosure Package or Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Disclosure Package or the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Company, severally and not jointly, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A, Schedule II-B and Schedule II-C hereto, as applicable, the principal amount of Securities set forth opposite the name of such Underwriters in Schedule I hereto.

2

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

Very truly yours,

CORNING INCORPORATED

By	/s/ Stephen C. Propper
Name:	Stephen C. Propper
Title:	Assistant Treasurer

Accepted as of the date hereof:

MERRILL LYNCH INTERNATIONAL

By	/s/ Christopher Cote
Name:	Christopher Cote
Title:	Director, BofA Merrill Lynch EMEA DCM

Accepted as of the date hereof:

MUFG SECURITIES EMEA PLC

By	/s/ Prabhat Kumar
Name:	Prabhat Kumar
Title:	Executive Director

Accepted as of the date hereof:

SMBC NIKKO SECURITIES AMERICA, INC.

By	/s/ Yoshihiro Satake
Name:	Yoshihiro Satake
Title:	Managing Director

Accepted as of the date hereof:

CITIGROUP GLOBAL MARKETS LIMITED

By	/s/ Simi Alabi
Name:	Simi Alabi
Title:	Delegated Signatory

SCHEDULE I

Underwriter	Principal Amount of 0.698% Notes due 2024 to be Purchased	Principal Amount of 0.992% Notes due 2027 to be Purchased	Principal Amount of 1.583% Notes due 2037 to be Purchased
Merrill Lynch International	¥6,650,000,000	¥14,880,000,000	¥3,170,000,000
MUFG Securities EMEA plc	¥6,650,000,000	¥14,880,000,000	¥3,170,000,000
SMBC Nikko Securities America, Inc.	¥6,650,000,000	¥14,890,000,000	¥3,160,000,000
Citigroup Global Markets Limited	¥1,050,000,000	¥2,350,000,000	¥500,000,000

Total	¥21,000,000,000	¥47,000,000,000	¥10,000,000,000

I-1

SCHEDULE II-A

Title of Designated Securities	0.698% Notes due 2024 (the “2024 Notes”)

Aggregate Principal Amount	¥21,000,000,000

Price to Public	100.000%

Purchase Price by Underwriters	99.500%

Specified Funds for Payment of Purchase Price	Same day funds in Japanese yen

Indenture	Indenture, dated as of November 8, 2000, between Corning Incorporated and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee

Maturity	August 9, 2024

Interest Rate	0.698%

Interest Payment Dates	Each February 9 and August 9, commencing on February 9, 2018

Sinking Fund Provisions	None

Defeasance Provisions	The 2024 Notes are subject to the Company’s ability to choose “full defeasance” or “covenant defeasance” as described in the preliminary prospectus supplement.

Applicable Time	9:51 a.m. (Tokyo time) on August 4, 2017

Time of Delivery	9:00 a.m. (London time) on August 10, 2017

Closing Location	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004

Delayed Delivery	n/a

Names and Addresses of Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Designated Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Address for Notices, etc.

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Attention: Syndicate Desk

Facsimile: +44 207 995-0048

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

Attention: Legal – Primary Markets

Email: legal-primarymarkets@int.sc.mufg.jp

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Attention: Debt Capital Markets – Transaction Management

SCHEDULE II-B

Title of Designated Securities	0.992% Notes due 2027 (the “2027 Notes”)

Aggregate Principal Amount	¥47,000,000,000

Price to Public	100.000%

Purchase Price by Underwriters	99.400%

Specified Funds for Payment of Purchase Price	Same day funds in Japanese yen

Indenture	Indenture, dated as of November 8, 2000, between Corning Incorporated and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee

Maturity	August 10, 2027

Interest Rate	0.992%

Interest Payment Dates	Each February 10 and August 10, commencing on February 10, 2018

Sinking Fund Provisions	None

Defeasance Provisions	The 2027 Notes are subject to the Company’s ability to choose “full defeasance” or “covenant defeasance” as described in the preliminary prospectus supplement.

Applicable Time	9:51 a.m. (Tokyo time) on August 4, 2017

Time of Delivery	9:00 a.m. (London time) on August 10, 2017

Closing Location	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004

Delayed Delivery	n/a

Names and Addresses of Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Designated Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Address for Notices, etc.

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Attention: Syndicate Desk

Facsimile: +44 207 995-0048

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

Attention: Legal – Primary Markets

Email: legal-primarymarkets@int.sc.mufg.jp

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Attention: Debt Capital Markets – Transaction Management

SCHEDULE II-C

Title of Designated Securities	1.583% Notes due 2037 (the “2037 Notes”)

Aggregate Principal Amount	¥10,000,000,000

Price to Public	100.000%

Purchase Price by Underwriters	99.400%

Specified Funds for Payment of Purchase Price	Same day funds in Japanese yen

Indenture	Indenture, dated as of November 8, 2000, between Corning Incorporated and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A., formerly The Chase Manhattan Bank), as Trustee

Maturity	August 10, 2037

Interest Rate	1.583%

Interest Payment Dates	Each February 10 and August 10, commencing on February 10, 2018

Sinking Fund Provisions	None

Defeasance Provisions	The 2037 Notes are subject to the Company’s ability to choose “full defeasance” or “covenant defeasance” as described in the preliminary prospectus supplement.

Applicable Time	9:51 a.m. (Tokyo time) on August 4, 2017

Time of Delivery	9:00 a.m. (London time) on August 10, 2017

Closing Location	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004

Delayed Delivery	n/a

Names and Addresses of Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Designated Representatives

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Address for Notices, etc.

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Attention: Syndicate Desk

Facsimile: +44 207 995-0048

MUFG Securities EMEA plc

Ropemaker Place

25 Ropemaker Street

London EC2Y 9AJ

United Kingdom

Attention: Legal – Primary Markets

Email: legal-primarymarkets@int.sc.mufg.jp

SMBC Nikko Securities America, Inc.

277 Park Avenue

New York, New York 10172

Attention: Debt Capital Markets – Transaction Management

SCHEDULE III

Documents in Pricing Disclosure Package:

(a) Issuer Free Writing Prospectus:

•	Final term sheet substantially in the form set forth in Schedule IV hereto, as filed with the Commission pursuant to Rule 433 and dated August 4, 2017.

(b) Additional Information in Pricing Disclosure Package:

None.

(c) Additional Documents Incorporated by Reference:

None.

Additional Issuer Free Writing Prospectus Not in Pricing Disclosure Package:

Roadshow Presentation relating to the Company and Designated Securities, released July 31, 2017

III-1

SCHEDULE IV

Filed Pursuant to Rule 433

Registration No. 333-201584

Supplementing the Preliminary Prospectus

Supplement dated July 28, 2017

(To a Prospectus dated January 16, 2015)

PRICING TERM SHEET

August 4, 2017

Issuer:	Corning Incorporated

Expected Ratings (Moody’s/S&P)*:	[Reserved]

Trade Date:	August 4, 2017

Settlement Date (T+4)**:	August 10, 2017

Denominations:	¥100,000,000 and integral multiples of ¥10,000,000 in excess thereof

Joint Book-Running Managers:	Merrill Lynch International MUFG Securities EMEA plc SMBC Nikko Securities America, Inc.

Co-Manager:	Citigroup Global Markets Limited

0.698% Notes due 2024

Security:	0.698% Notes due 2024 (the “2024 Notes”)

Principal Amount:	¥21,000,000,000

Maturity Date:	August 9, 2024

Coupon:	0.698%

Interest Payment Dates:	Semi-annually on February 9 and August 9, commencing February 9, 2018

Price to Public:	100.000%

Reference Rate:	0.158% (equivalent to 7-year Swap Mid Rate on Bloomberg “GDCO 157 1”, rounded up to three decimal places)

Spread to Reference Rate:	+ 54 bps

Yield to Maturity:	0.698%

CUSIP / ISIN / Common Code:	219350 BC8 / XS1659697665 / 165969766

Day Count:	30/360

Redemption:	The notes will not be redeemable prior to maturity unless certain events occur involving United States taxation as described in the Preliminary Prospectus Supplement dated July 28, 2017

Business Day Centers:	New York, Tokyo and London

Governing Law:	State of New York

Record Dates:	January 26 and July 26 of each year

0.992% Notes due 2027

Security:	0.992% Notes due 2027 (the “2027 Notes”)

Principal Amount:	¥47,000,000,000

Maturity Date:	August 10, 2027

Coupon:	0.992%

Interest Payment Dates:	Semi-annually on February 10 and August 10, commencing February 10, 2018

Price to Public:	100.000%

Reference Rate:	0.252% (equivalent to 10-year Swap Mid Rate on Bloomberg “GDCO 157 1”, rounded up to three decimal places)

Spread to Reference Rate:	+ 74 bps

Yield to Maturity:	0.992%

CUSIP / ISIN / Common Code:	219350 BD6 / XS1659698473 / 165969847

Day Count:	30/360

Redemption:	The notes will not be redeemable prior to maturity unless certain events occur involving United States taxation as described in the Preliminary Prospectus Supplement dated July 28, 2017

Business Day Centers:	New York, Tokyo and London

Governing Law:	State of New York

Record Dates:	January 27 and July 27 of each year

1.583% Notes due 2037

Security:	1.583% Notes due 2037 (the “2037 Notes”)

Principal Amount:	¥10,000,000,000

Maturity Date:	August 10, 2037

Coupon:	1.583%

Interest Payment Dates:	Semi-annually on February 10 and August 10, commencing February 10, 2018

Price to Public:	100.000%

Reference Rate:	0.643% (equivalent to 20-year Swap Mid Rate on Bloomberg “GDCO 157 1”, rounded up to three decimal places)

Spread to Reference Rate:	+ 94 bps

Yield to Maturity:	1.583%

CUSIP / ISIN / Common Code:	219350 BE4 / XS1659698804 / 165969880

Day Count:	30/360

Redemption:	The notes will not be redeemable prior to maturity unless certain events occur involving United States taxation as described in the Preliminary Prospectus Supplement dated July 28, 2017

Business Day Centers:	New York, Tokyo and London

Governing Law:	State of New York

Record Dates:	January 27 and July 27 of each year

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	We expect that delivery of the notes will be made against payment therefor on or about August 10, 2017, which is the 4th Tokyo business day following the date of this term sheet (such settlement cycle being referred to as “T+4”). Under the E.U. Central Securities Depositaries Regulation, trades in the secondary market generally are required to settle in two London business days unless the parties to such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes earlier than the 2nd London business day before August 10, 2017 will be required, by virtue of the fact that the notes initially will settle T+4, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement, and so should consult their own advisors.

The 2024 Notes, the 2027 Notes and the 2037 Notes are being offered separately, and are not part of a unit. The closing of each series of notes is not conditioned on the closing of any other series of notes.

The issuer has filed a registration statement (including a prospectus and the preliminary prospectus supplement relating to the securities described above) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement relating to the securities described above in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch International at (800) 294-1322 (toll free), MUFG Securities EMEA plc at +44-20-7577-2206 or by calling SMBC Nikko Securities America, Inc. at (888) 868-6856.